UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.  )

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

ILLINOIS TOOL WORKS INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Explanatory Note

On March 22, 2024, Illinois Tool Works Inc. (the “Company”) filed its Definitive Proxy Statement on Schedule 14A (the “Proxy Statement”) and the related proxy card (the “2024 Annual Meeting Proxy Card”) for the upcoming Annual Meeting of Stockholders to be held on May 3, 2024 (the “2024 Annual Meeting”) with the Securities and Exchange Commission. Inadvertently, that filing also included a copy of the proxy card related to the Company’s Annual Meeting of Stockholders held on May 5, 2023 (the “2023 Annual Meeting Proxy Card”). This Definitive Additional Material is being filed to clarify that the 2024 Annual Meeting Proxy Card, a copy of which is included below, is the applicable sample proxy card for the upcoming 2024 Annual Meeting. The 2023 Annual Meeting Proxy Card should be disregarded.

Please note that no changes have been made to the body of the Proxy Statement or the 2024 Annual Meeting Proxy Card, and the 2024 Annual Meeting Proxy Card was included with the Proxy Statement mailed or made available to the Company’s shareholders. This Definitive Additional Material applies only to the sample proxy cards filed with the Proxy Statement on March 22, 2024.

ILLINOIS TOOL WORKS INC. ATTN: SHAREHOLDER RELATIONS 155 HARLEM AVENUE GLENVIEW, IL 60025	VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 10:59 p.m., Central Time, on May 2, 2024. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to www.virtualshareholdermeeting.com/ITW2024

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 10:59 p.m., Central Time, on May 2, 2024. Have your proxy card in hand when you call and then follow the instructions.
VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V37582-P04833	KEEP THIS PORTION FOR YOUR RECORDS

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THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

ILLINOIS TOOL WORKS INC.
The Board of Directors recommends you vote FOR all nominees:

1.	Election of Directors		For	Against	Abstain
	1a. 1b. 1c. 1d. 1e. 1f. 1g. 1h. 1i. 1j.	Daniel J. Brutto Susan Crown Darrell L. Ford Kelly J. Grier James W. Griffith Jay L. Henderson Jaime Irick Richard H. Lenny Christopher A. O’Herlihy E. Scott Santi	☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐	☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐	☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐	1k. David B. Smith, Jr. 1l. Pamela B. Strobel The Board of Directors recommends you vote FOR the following proposals:		For ☐ ☐	Against ☐ ☐	Abstain ☐ ☐
						2.	Advisory vote to approve compensation of ITW’s named executive officers;	☐	☐	☐
						3.	Approval of the Illinois Tool Works Inc. 2024 Long-Term Incentive Plan;	☐	☐	☐
						4.	Ratification of the appointment of Deloitte & Touche LLP as ITW’s independent registered public accounting firm for 2024; and	☐	☐	☐
The Board of Directors recommends you vote AGAINST the following proposal:
						5.	A non-binding stockholder proposal, if properly presented at the meeting, for stockholder ratification of termination pay.	☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign by authorized officer and give full title.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

ILLINOIS TOOL WORKS INC.

ANNUAL MEETING OF STOCKHOLDERS

FRIDAY, MAY 3, 2024

8:30 A.M. CT

The Annual Meeting will be held in virtual format at

www.virtualshareholdermeeting.com/ITW2024.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice, Proxy Statement and Form 10-K are available at www.proxyvote.com.

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V37583-P04833

ILLINOIS TOOL WORKS INC. ANNUAL MEETING OF STOCKHOLDERS May 3, 2024 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned stockholder of Illinois Tool Works Inc. (“ITW”) hereby appoints Susan Crown, Richard H. Lenny, and Pamela B. Strobel, or any of them, with full power of substitution, to act as proxies at the Annual Meeting of Stockholders of ITW to be held virtually at www.virtualshareholdermeeting.com/ITW2024 on May 3, 2024 with authority to vote as directed by this Proxy Card at the meeting, and any adjournments of the meeting, all shares of common stock of ITW registered in the name of the undersigned. If no direction is made, this proxy will be voted FOR the election of each director nominee under Proposal 1; FOR Proposals 2, 3 and 4; AGAINST Proposal 5; and FOR or AGAINST any other properly raised matter at the discretion of the proxies.

If the undersigned is a participant in the ITW Savings and Investment Plan or the ITW Bargaining Savings and Investment Plan, the undersigned is also instructing the trustee of those plans to vote the shares of ITW common stock attributable to the undersigned in such plans as instructed on the reverse side and, in the discretion of the trustee, upon such other business as may come before the meeting, and if no instructions are given, the trustee will vote the shares in the same proportion as the shares for which voting instructions have been received.

IMPORTANT – THIS PROXY CARD MUST BE SIGNED AND DATED ON THE REVERSE SIDE.